UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 10, 2017

Danaher Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-08089	59-1995548
(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue, NW, Suite 800W, Washington, D.C.	20037-1701
(Address of Principal Executive Offices)	(Zip Code)

202-828-0850

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 10, 2017, in advance of a publicly webcast presentation at the J.P. Morgan Healthcare Conference on January 10, 2017, Danaher Corporation (“Danaher” or the “Company”) furnished pursuant to Item 2.02 of Form 8-K the presentation slides attached hereto, which are incorporated by reference herein. The presentation slides attached hereto contain certain information regarding Danaher’s anticipated financial performance for 2016.

Following is required reconciliation and other information relating to the non-GAAP measures included in the attached presentation slides:

$ in Billions	Year Ended December 31, 2016 (estimated)

Estimated Free Cash Flow from Continuing Operations:
Estimated Operating Cash Flows from Continuing Operations (GAAP)	$3.1
Less: estimated purchases of property, plant & equipment (capital expenditures) from continuing operations (GAAP)	(0.6)

Estimated Free Cash Flow from Continuing Operations (Non-GAAP)	$2.5

Ratio of Free Cash Flow to Net Earnings:
Estimated Free Cash Flow from Continuing Operations from Above (Non-GAAP)	$2.5
Estimated Net Earnings from Continuing Operations (GAAP)	2.1

Estimated Free Cash Flow from Continuing Operations to Net Earnings from Continuing Operations Conversion Ratio (Non-GAAP)	~120%

Free cash flow should be considered in addition to, and not as a replacement for or superior to, operating cash flow, and may not be comparable to similarly titled measures reported by other companies. Management believes that free cash flow provides useful information to investors by offering additional ways of viewing Danaher’s results that, when reconciled to operating cash flow, helps our investors to understand Danaher’s ability to generate cash without external financings, strengthen its balance sheet, invest in its business and grow its business through acquisitions and other strategic opportunities (although a limitation of operating cash flow is that it does not take into account the Company’s debt service requirements and other non-discretionary expenditures).

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

Exhibit No.	Description

99.1	Selected Danaher Presentation Slides for J. P. Morgan Healthcare Conference on January 10, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

By:	/s/ James F. O’Reilly
Name:	James F. O’Reilly
Title:	Vice President, Associate General Counsel and Secretary

Dated: January 10, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Selected Danaher Presentation Slides for J. P. Morgan Healthcare Conference on January 10, 2017